
DULUTH
TRADING
CO

Investor Presentation

4Q 2015

April 8, 2016

Disclaimer

Forward-Looking Statements

This presentation dated April 8, 2016 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies and its long-term growth targets. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under "Risk Factors" in Duluth Trading's Annual Report on Form 10-K for the year ended January 31, 2016. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation of Adjusted EBITDA," for a reconciliation of GAAP Net Income to EBITDA and EBTIDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.

ONE TOUGH

SON OF A...



FIRE HOSE®

WORK PANTS

Introduction to Duluth Trading

Duluth Trading at a Glance

1. Differentiated, Everyday Lifestyle Brand
2. Solution-Based Design
3. Humorous and Distinctive Marketing
4. Outstanding and Engaging Customer Experience
5. Attractive, Loyal Customer Base
6. Omnichannel Presence with Complete Distribution Control
7. Large, Addressable Market Opportunity
8. Seasoned Management Team Driving an Impassioned Culture

% of Fiscal 2015 Net Sales


12%
88%
Direct
Retail


20%
80%
Men
Women

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





Duluth Trading History and Evolution



Invents The Bucket Boss under the company name "Portable Products"
Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior
Launches website
Introduces heroically tough yet soft Fire Hose® workwear
Opens first store in Mount Horeb, WI
Introduces Buck Naked™ underwear
Opens first outlet in Belleville, WI
Opens Port Washington, WI store
Introduces DuluthFlex®
Opens Ankeny, IA store
Opens Sioux Falls, SD store
Introduces Armachillo® underwear
1989
1990
1991
1993
1996
2000
2002
2003
2005
2008
2010
2011
2012
2013
2014
2015
Creates the first trades panel with a group of construction workers, dock hands, cycle riders, hippies and hard-as-nails yahoos
Mails first catalog
GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading
Introduces cure for Plumber's Butt – the Longtail T® Shirt
Introduces Women's Line
Introduces Ballroom® Jeans
Giant Angry Beaver sighted in TV ads nationwide
Introduces Armachillo® Shirt with Made In The Jade™ Fabric
Opens Bloomington, MN store
Introduces Dry on the Fly®
Opens Duluth, MN store
Opens Fridley, MN store
Previous ownership
Under current ownership

DULUTH TRADING CO

Business Model Overview

Only available at Duluth Trading – complete distribution control of our brand

Suppliers → **Distribution Centers** → **Direct** / **Retail** → **Customers**


China
Thailand Vietnam
Cambodia
Indonesia



- Owned Distribution Center
- 3 PL Distribution Centers

Website



Call Center


K
N
U

Retail Stores



Track Record of Growth and Profitability

Continuous year-over-year growth every quarter, without exception

Rolling TTM Net Sales



($ in millions)
$450
$300
$150
$0
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015

- Continuous net sales growth and profitability:

+29%
Net Sales CAGR
from CY2009-FY2015

+47%
Operating Income CAGR
from CY2009-FY2015

DULUTH TRADING CO

DEFEAT THE HEAT



WITH THE ARMACHILLO® SHIRT

Investment Highlights

Differentiated, Everyday Lifestyle Brand

Tough enough for work yet comfortable enough for everyday casual wear

- Create personal connections with our customers who lead the **Modern, Self-Reliant American Lifestyle**
- Workwear heritage is the foundation of our authentic and differentiated brand
- Marketing efforts make our brand synonymous with this lifestyle, validate our authenticity and establish us as a trusted casual wear and workwear provider







Customer Profession(1)



100%
75%
50%
25%
0%
Building Trades: 12%
Non-Building Trades: 88%

DULUTH TRADING CO

DULUTH TRADING CO

(1) Based on Internal Company Survey.

Large, Addressable Market Opportunity

Positioned within attractive segments of the U.S. apparel and footwear market

Large, Addressable $264+ Billion Market…



($ in billions)
$334
$264
Our Addressable Market
Apparel, Footwear, and Accessories Market
Workwear / Rugged Wear $12
Hobby / Outdoor Wear $8
Underwear $20
Everyday Casual Wear $107
Accessories $53
Footwear $64

…with Trends in Our Favor

- Our **Modern, Self-Reliant American Lifestyle** brand positioning captures a wide demographic that is experiencing:
  - ✓ Increase in disposable income
  - ✓ Demand for style and functionality
  - ✓ Greater adoption of active lifestyles
  - ✓ Casual clothing becoming more versatile and worn for a variety of occasions, including work, weekends and hobbies

DULUTH TRADING CO

Source: Mintel, Euromonitor, Expert Interviews, IRI Consulting secondary research. Market sizes are 2015P.

Nationwide Customer Presence

U.S. Population



- ✓ Nationwide customer base aligned geographically with U.S. population
- ✓ Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2015 Net Sales)



Top Three Markets

#1 California

#2 Texas

#3 New York

Source: Internal Company Research.

Omnichannel Presence with Distribution Control

Direct Segment
88% of Net Sales; 27% YoY Growth

e-Commerce (79%)[1]



WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A
BIG BAD BOAR
$39.50
WILD BOAR MOCS
A REAL MAN'S BELT
THE LONG & SHORT OF IT
SHOP SHORTS BY INSEAM

Catalog (21%)[1]



DULUTH TRADING CO
BAD MOON RISING
DULUTH TRADING CO
DULUTH TRADING CO
Catch a Deal!

Retail Segment
12% of Net Sales; 65% YoY Growth



9 retail stores[2]

Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

(1) Based on point of transaction.
(2) As of January 31, 2016. Includes two outlet stores.

Solution-Based Design

"There are a whole lotta legs, torsos, feet and crotches out there counting on us"

Problem

Buck Naked™ Underwear



Soggy and restrictive underwear

Crouch Gusset® Pants



Restrictive pants in sensitive areas

DuluthFlex® Fire Hose® Pants



Pants that constrict movement

Solution

Buck Naked™ Underwear


NO PINCH, NO STINK
NO SWEAT
BUCK NAKED
UNDERWEAR

Fast-drying, odor-fighting underwear – "no pinch, no stink, no sweat"

Crouch Gusset® Pants


CROUCH WITHOUT THE OUCH
BALLROOM JEANS

Additional fabric lets our customers "crouch without the ouch"

DuluthFlex® Fire Hose® Pants


CROUCH
CLIMB
CONQUER
COMFORTABLY
FLEX
FIRE HOSE
WORK PANTS
GET A PAIR

DuluthFlex® – Crouch, Climb, Conquer Comfortably

Humorous and Distinctive Marketing

Gives our products an identity and enhances our brand

- Makes shopping for our products fun with attention-grabbing advertisements that are humorous, irreverent and quirky
- National advertising campaigns feature characters such as our Giant Angry Beaver, Buck Naked™ Guy and Grab-Happy Grizzly
- Storytelling differentiates our products, creates emotional ties with our customers and adds authenticity to our brand and products
- Women's ads feature our women of "grit and substance"





Tony the Diver

- Example of our authentic storytelling
- Tony wears our Fire Hose® work pants over his wetsuit for added protection while working on marine construction




DULUTH
TRADING





Outstanding and Engaging Customer Experience

Treating our customers like next-door neighbors creates loyalty and drives repeat purchases

- Seamless, consistent omnichannel brand experience that makes shopping fun and hassle-free
- Content-rich, user-friendly website designed to provide an enjoyable, informative and efficient shopping experience
- Stores create an inviting and engaging experience with knowledgeable sales associates and hospitality areas
- Demonstrated pride in the heritage of our stores' regions
- Committed to outstanding customer service backed by our unconditional "No Bull Guarantee" and friendly staff

Trading Tales

"From the first pair of pants I ordered I knew this was a great company. I have only been extremely satisfied with your products. Recently ordered a huge amount of clothing for my company and the staff was nothing but exceptional. Thanks Duluth."

Outstanding Customer Experience: Retail Stores

Retail stores designed to bring our brand to life with engaging and entertaining elements

Distinctive Exteriors


DULUTH
TRADING



Inviting and Engaging In-Store Environments


CROUCH
CLIMB
CONQUER
DULUTH
TRADING
CO
CROUCH
WITHOUT
OUCH
FIRE HOSE
BEAVER


7808

Current Stores (Opening Year)

- Mt. Horeb, WI (2010)
- Belleville, WI (Outlet) (2012)
- Port Washington, WI (2012)
- Bloomington, MN (2013)
- Duluth, MN (2014)
- Fridley, MN (2014)
- Ankeny, IA (2015)
- Oshkosh, WI (Outlet) (2015)
- Sioux Falls, SD (2015)

DULUTH TRADING CO

Attractive, Loyal Customer Base

Broad appeal to men and women who lead the Modern, Self-Reliant American Lifestyle





Our Core Consumers Are…

- ✓ …**Satisfied and Engaged with our Brand: 200,000+** product reviews on our website, over **90%** of which are 4 or 5 stars
- ✓ …**Loyal: ~70%** Net Promoter Score, and **76%** of customers would recommend us
- ✓ …**Employed in Diverse Industries:** Nearly **90%** work outside the building trades
- ✓ …**Educated with Higher Incomes:** Average household income of **$75,000+**
- ✓ …**Quality and Brand Focused:** Durability and quality drives them to repeat purchase

Source: IRI and Internal Company data.
Note: Statistics represent the calendar year ended December 31, 2014, except for reviews which are as of September 2015.

Seasoned Leadership Team

Embraces the Modern, Self-Reliant American Lifestyle and has fostered an impassioned culture

Name	Title	Years with Duluth Trading	Years of Experience	Prior Experience
Steve Schlecht	Executive Chairman and Founder	14	45	Duluth Trading Co, Gempler's, Jewel-Osco
Stephanie Pugliese	President and CEO	7	24	Lands' End, Ann Inc.
Mark DeOrio	SVP and CFO	5	39	eBags, Case Logic
Al Dittrich	SVP of Omnichannel Customer Experience and Operations	1	38	Dayton Hudson / Target, Allen-Edmonds, Gander
Jim Burke	VP of Direct Marketing and Inventory Planning	11	31	Nordstrom, Lands' End
Barbara Wagner	VP and General Merchandise Manager	1	26	Lands' End, Ann Inc., Kohl's
Harry Schutte	VP of Operations	1	30	Lands' End
Suz Harms	VP of Marketing	8	26	Lands' End, Y&R
Ricker Schlecht	VP of Product Development	8	10	Orvis
Joan Conlin	Director of Customer Experience	2	30	Lands' End

UNWET
YOUR PANTS



WITH
DRY ON THE FLY®
PANTS & SHORT

Growth Strategy

Growth Strategies

1
Build Brand Awareness to Continue Customer Acquisition

2
Accelerate Retail Expansion

3
Broaden Assortment in Select Men's Product Categories

4
Grow Women's Business




DULUTH TRADING CO
BUCK NAKED




THE TEES FOR THE Long Haul

DULUTH TRADING CO

Build Brand Awareness to Continue Customer Acquisition

1

Overall Satisfaction[1]


91%
85%
82%
77%
74%
66%
60%
59%
58%
48%
DULUTH TRADING CO
carhartt
Columbia Sportswear Company
L.L.Bean
Levi's
Cabela's
LANDS' END
Eddie Bauer
Lee
Dickies

Aided Brand Awareness

36% of respondents were aware of the Duluth Trading brand but have never purchased our product


67%
36%
31%
99%
9%
90%
98%
16%
82%
95%
32%
63%
94%
36%
58%
92%
29%
63%
89%
32%
57%
83%
19%
64%
82%
41%
41%
72%
24%
48%
DULUTH TRADING CO
Levi's
Lee
L.L.Bean
Eddie Bauer
Dickies
LANDS' END
Columbia Sportswear Company
Cabela's
carhartt
Purchased
Aware but Never Purchased

DULUTH TRADING CO

Source: IRI Clothing / Apparel Survey and Duluth Internal Panel, July 2015.

(1) As demonstrated by a score of 6 or 7 in response to the question "How satisfied are you with the overall performance of the following brands?" on a scale from 1-7, where 1=Not at all satisfied and 7=Extremely satisfied.

Key Strategies to Build Brand Awareness

- Build brand awareness and drive sales transactions through comprehensive marketing strategy
  - Traditional Advertising
    - National television advertisements
    - Radio marketing
    - Collateral print (newspaper inserts, postcards)
    - Outdoor marketing (billboards)
  - Digital Advertising Campaigns
    - Search engine optimization / search engine marketing
    - Social media initiatives, including our Whatchamablog
    - Digital video advertising
- Continued catalog circulation
  - Men's and women's issues mailed multiple times per year to drive web and retail store visits and sales
- Targeted retail expansion
  - Open new retail stores in new and existing U.S. markets




BUCK
NAKED
EVERYWHERE
SINCE DIRT


DULUTH TRADING CO
A STORE LIKE NO OTHER
ANKENY, IA
NOW OPEN!
FREE SHIPPING TO THE STORE

DULUTH TRADING CO

Accelerate Retail Expansion

2

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint



~100
9
6
4
2013
2014
2015(1)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

New Store Assumptions

- 7,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million to $2.6 million in capital expenditures and starting inventory to open a new store
- Anticipate opening four to five stores in 2016 and accelerating the rate of new store openings over the coming years

(1) Includes two outlet stores.

Retail Stores Create Incremental Growth

2

Addition of retail has <u>tripled</u> the volume of total net sales in the Minneapolis-St. Paul area



BLOOMINGTON
MINNESOTA
OUR BIGGEST STORE YET – AND JUST 1 BLOCK OFF I-35W!
GET THE SCOOP
FRIDLEY
MINNESOTA
CONVENIENT NORTHSIDE TWIN CITIES LOCATION
GET THE SCOOP
Minneapolis-St. Paul Metro Area

2012: Strong market presence in Minneapolis-St. Paul in direct business

2013 / 2014: Opened stores in Bloomington (2013) and Fridley (2014)

2014: Total market (direct + retail) **<u>tripled in volume</u>** since opening our retail stores

DULUTH TRADING CO

Broaden Assortments in Select Men's Categories

Broaden assortment in categories that exhibit high potential with our Modern, Self-Reliant American Lifestyle

Outerwear



- Increase penetration in spring and transitional outerwear (rain, mid-weight jackets, etc.)
- Expand assortment and accelerate growth of Alaskan Hardgear®

Footwear



- Maximize upside of core collections: Wild Boar®, Jackpine Hiker®, Jackpine Trekker® and Grindstone™
- Bridge gap between workwear and durable casual footwear
- Increase penetration of spring footwear as well as core deep-winter workboots

✓ Continue to introduce products that expand seasonality and occasions for wear

Grow Women's Business

Expand offering to appeal to a wider range of women and lifestyle needs

Tops



- Utilize performance fabrics to solve problems year-round
- Expand offering in non-crewneck silhouettes and build innovation around Longtail T® solution silhouette
- Build on success of woven shirts in innovative fabrics like Armachillo® and traditional favorites such as flannel

Footwear & Accessories



- Continue to leverage success in accessories
- Build on Duluth Trading franchise products in lifetime leather and in the Andina™ shoe collection
- Increase assortment penetration of Duluth Trading branded products

Outerwear



- Innovations in fabric and solution-based styling
- Expand reach for various weather conditions
- New product introductions in base layers and transitional outerwear

✓ 50% CAGR from CY2012-FY2015 to 20% of Net Sales

✓ Women have lower awareness of our brand relative to men but report high levels of satisfaction once they have tried our products(1)

✓ Continue growing through customer acquisition

✓ Continue to leverage all media channels and increase marketing spend as a percentage of total

DULUTH TRADING CO

(1) IRI Clothing / Apparel Survey, July 2015.

HANDLE



THE SUITS

Financial Review

Historical Annual Financials

Net Sales


($ in millions)
Direct
Retail
CAGR = 36.6%
$163.1
$10.2
$152.9
$231.9
$23.0
$208.9
$304.2
$37.8
$266.3
2013
2014
2015

Gross Profit


($ in millions)
CAGR = 37.3%
$92.0
$131.0
$173.5
2013
2014
2015
Margin
56.4%
56.5%
57.0%

Adjusted EBITDA(1)


($ in millions)
CAGR = 39.0%
$17.6
$26.7
$34.0
2013
2014
2015
Margin
10.8%
11.5%
11.2%

Pro forma Net Income(2)


($ in millions)
CAGR = 36.4%
$9.3
$14.2
$17.3
2013
2014
2015
Margin
5.7%
6.1%
5.7%

DULUTH TRADING CO

(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

($ in millions)	As of 31-Jan-16
Cash	$ 37.9
Debt:	
Term Loan	4.9
Other Debt	0.1
Total Debt	5.0
Total Shareholders' Equity	90.5
Total Capitalization	**$ 95.5**

Commentary

- Strong free cash flow generation with ability to fund organic growth
- High conversion of EBITDA to cash flow
- Fiscal 2016 expected capital expenditures of $24 million to $25 million

Long Term Annual Financial Targets(1)

Net Sales Growth:	**~20%**
Adjusted EBITDA Growth:	**25%**
Net Income Growth:	**25%**

(1) There can be no assurance that management's projections will be achieved, and actual results may vary materially from what is indicated by the long-term annual financial targets.

Investment Highlights

1. Large, Addressable Market Opportunity
2. Differentiated, Everyday Lifestyle Brand with Attractive, Loyal Customer Base
3. Omnichannel Presence with Complete Distribution Control
4. Demonstrated Track Record of Growth and Profitability
5. Proven Strategy for Long-Term Growth
6. Seasoned Management Team Driving an Impassioned Culture



DULUTH TRADING CO
BETTER by DESIGN
Our clothing helps you make it through the day
800-505-8888
www.duluthtrading.com

AN OVERALL
IMPROVEMENT



FOR
DOWN-AND-DIRTY
WORK

Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	2013A	2014A	2015A
Net Income	**$ 16.1**	**$ 24.1**	**$ 27.7**
(+) Depreciation & Amorization	1.2	1.8	2.8
(+) Interest Expense, net	0.2	0.3	0.3
(+) Income Tax Expense	-	-	1.3
EBITDA	**$ 17.5**	**$ 26.3**	**$ 32.2**
Adjustments			
(+) Non-Cash Stock Based Compensation Expense	0.1	0.1	0.7
(+) Payment for a Portion of the Grantees' Tax Liabilities Associated with a Grant of Restricted Stock Awards	-	0.3	1.1
Total Adjustments	0.1	0.4	1.8
Adjusted EBITDA	**$ 17.6**	**$ 26.7**	**$ 34.0**

Note: 2013-2015 financials presented are Fiscal Year ended the Sunday nearest to January 31.

Reconciliation to Pro Forma Net Income

($ in millions)	2013A	2014A	2015A
Income Attributable to Controlling Interest Before Provision for Income Taxes	**$ 15.5**	**$ 23.6**	**$ 28.8**
(-) Provision for Income Taxes [1]	6.2	9.5	11.5
Pro Forma Net Income	**$ 9.3**	**$ 14.2**	**$ 17.3**

DULUTH TRADING CO

Note: 2013-2015 financials presented are Fiscal Year ended the Sunday nearest to January 31.

(1) Provision for Income Taxes reflects an estimated 40% tax rate given S to C Corp conversion. Excludes net income attributable to noncontrolling interest.